                                                                      Exh. 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                               Greenbelt Division

----------------------------------
                                  )
                                  )
In re                             )
                                  )
CRIIMI MAE Inc., et al.,          )        Chapter 11
                                  )        Case Nos. 98-2-3115(DK)
                      Debtors.    )        through 98-2-3117(DK)
                                  )        (Jointly Administered)
                                  )
----------------------------------

     ORDER (i) APPROVING DISCLOSURE STATEMENT; (ii) FIXING TIME WITHIN WHICH
                      CREDITORS AND EQUITY INTEREST HOLDERS
              MAY VOTE TO ACCEPT OR REJECT PLAN OF REORGANIZATION;
                (iii) FIXING DATE, TIME AND PLACE FOR HEARING ON
              CONFIRMATION OF PLAN; (iv) APPROVING FORM OF BALLOTS
            AND VOTING PROCEDURES; AND (v) APPROVING MANNER OF NOTICE

                  This matter having come before the Court on the Motion of CRIIMI MAE Inc. ("CMI"), CRIIMI MAE Holdings II, L.P. ("Holdings") and CRIIMI MAE Management, Inc. ("Management") (collectively, the "Debtors") and the Official Committee of Equity Security Holders of CMI (the "Equity Committee"), seeking an Order, INTER ALIA, approving the Debtors' Joint Disclosure Statement and procedures with respect to voting on the Debtors' Amended Joint Plan of Reorganization (the "Motion"), this Court's Order (i) Fixing Date for Hearing on Approval of Disclosure Statement, etc., entered herein on February 7, 2000, and all other pleadings and proceedings of record herein, due notice having been given, the Court having considered the Motion and any responses thereto, including the Objections thereto filed by Salomon Smith Barney Inc. and Citicorp Real Estate, Inc., First Union National Bank and the Securities Class Action

Plaintiffs (the "Objections") and the Responses thereto and Stipulations Resolving Objections of First Union National Bank and the Shareholder Plaintiffs, and the Debtors' Third Amended Joint Plan of Reorganization, including the interlineated pages and exhibits thereto filed with this Court by Praecipes on July 13, 14 and 21, 2000 (the "Debtors' Third Amended Plan"), the Debtors' Second Amended Joint Disclosure Statement, including the interlineated pages and exhibits thereto filed with this Court by Praecipes on July 13 and 21 and August 18, 2000 (the "Debtors' Disclosure Statement"), the proposed letters to creditors and equity security holders from the Official Committees in these cases filed with this Court by Praecipe on July 13, 2000 (the "Committee Letters"), and the proposed forms of ballots as submitted to this Court for approval (the "Ballots"), and hearings having been held on these matters on April 25 and August 23, 2000 (the "Disclosure Statement Hearing"), it is this 24th day of August, 2000, by the United States Bankruptcy Court for the District of Maryland, sitting at Greenbelt,

                  ORDERED, that the Debtors' Disclosure Statement, including all exhibits thereto, is hereby APPROVED as containing adequate information within the meaning of Section 1125(a) of Title 11 of the United States Code (the "Bankruptcy Code"); and it is further,

                  ORDERED, that the Objection of Salomon Smith Barney Inc. and Citicorp Real Estate, Inc. to the Debtors' proposed disclosure statement has been addressed and ruled upon by this Court, in part at the Disclosure Statement Hearing for the reasons stated on the record and in part by separate Memorandum and Order of this Court entered herein on July 12, 2000 (the "Citicorp Order"); and it is further,

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

                  ORDERED, that to the extent not withdrawn, settled or otherwise resolved, or otherwise ruled upon by this Court in the Citicorp Order, all objections to the Disclosure Statement are hereby OVERRULED; and it is further,

                  ORDERED, that notice of the Motion and the Disclosure Statement Hearing, and the procedures and process of approval of the Debtors' Disclosure Statement, were adequate and sufficient and appropriate under the circumstances, and complied with the requirements of the Bankruptcy Code, the Bankruptcy Rules and the Local Rules; and it is further,

                  ORDERED, that the proposed Ballots are hereby APPROVED as consistent with Official Form No. 14, as appropriate for each Class of Claims and Interests (as defined in the Debtors' Third Amended Plan) entitled to vote to accept or reject the Plan and as complying with Bankruptcy Rule 3017(d); and it is further,

                  ORDERED, that the Voting Record Date for purposes of determining creditors and equity security holders entitled to receive Solicitation Packages (as hereinafter defined) and related materials, and for purposes of determining who is entitled to vote to accept or reject the Plan shall be ten days after the date this Order is entered (if said date falls on a Saturday, Sunday or legal holiday, then the Voting Record Date shall be the next business day); and it is further,

                  ORDERED, that the period during which the Debtors may solicit votes to accept or reject the Plan, as established by this Order, provides a sufficient time for creditors to make informed decisions to accept or reject the Plan, and provides sufficient time for brokers, banks, dealers or other nominees ("Master Ballot Agents") to distribute, complete and submit timely Ballots in accordance with the provisions hereof; and it is further,

                  ORDERED, that the procedures for the solicitation and tabulation of votes to accept or reject the Debtors' Third Amended Plan attached hereto as Exhibit 1 (the "Voting Procedures"), are hereby APPROVED as providing a fair and equitable voting process and are consistent with
Section 1126 of the Bankruptcy Code; and it is further,

                  ORDERED, that the contents of the Solicitation Packages, including the Committee Letters, and the procedures for providing notice of the Confirmation Hearing and other matters as set forth in the Voting Procedures are hereby APPROVED as complying with the provisions of the Bankruptcy Code and the Bankruptcy Rules, including Section 1125(e) and Bankruptcy Rules 2002 and 3017, and constitute sufficient notice to all interested parties in accordance with the Bankruptcy Code, the Bankruptcy Rules and the Local Rules; and it is further,

                  ORDERED, that by no later than September 20, 2000 (the "Mailing Deadline"), the Debtors (directly or through Bankruptcy Services LLC ("BSI")) and the Master Balloting Agents (as hereinafter defined) are hereby DIRECTED to mail or cause to be mailed Solicitation Packages containing copies of: (a) the Debtors' Third Amended Plan (as an exhibit to the Debtors' Disclosure Statement); (b) the Debtors' Disclosure Statement; (c) this Order;
(d) the Voting Procedures; (e) notice of the approval of the Debtors' Disclosure Statement and the dates fixed for voting to accept or reject the Plan, for filing objections to confirmation of the Plan, and the date set for the hearing on confirmation of the Plan (if and to the extent not set forth in this Order); (f) a Ballot and

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instructions thereon; (g) pre-addressed return envelope; and (h) the
Committee Letters (the "Solicitation Packages"); and it is further,

                  ORDERED, that, except as provided herein with respect to the Master Ballots as defined in the Voting Procedures and as provided in the following paragraph, all Ballots must be properly executed, completed and delivered to BSI either (i) by mail; (ii) by overnight courier; or (iii) by personal delivery, so that each Ballot is received by BSI by 5:00 p.m., Eastern Time, on October 20, 2000 (the "Voting Deadline"); and it is further,

                  ORDERED, that all Beneficial Owner Ballots (as hereinafter defined) must be properly executed, completed and delivered to the Master Balloting Agents by 2:00 p.m., Eastern Time, on October 20, 2000 (the "Beneficial Owner Ballot Deadline"); and it is further,

                  ORDERED, that solely for the purpose of voting to accept or reject the Plan, and not for the purpose of the allowance of, or distribution on account of, a Claim or Interest and without prejudice to the rights of the Debtors and/or any of the Official Committees in any other context, each class of Claims or Interests entitled to vote to accept or reject the Plan shall be temporarily allowed in accordance with the following rules (the "Tabulation Rules"):

                  a. A Claim will be deemed temporarily allowed for voting purposes in the lesser amount of (i) such Claim as set forth in the Debtors' Schedules or (ii) such Claim as set forth in a timely filed Proof of Claim, provided no objection has been filed by the Debtors or any of the Official Committees to such Proof of Claim;

                  b. An Interest will be deemed temporarily allowed for voting purposes in the amount set forth on the respective ballot for such Interest provided that none of the Debtors objects to such ballot amount prior to the Confirmation Hearing date

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

(if an objection is filed, such objection will be submitted to the Bankruptcy Court for resolution if it cannot be resolved by the parties);

                  c. If a Claim or Interest is deemed allowed in accordance with the Plan, such Claim or Interest will be temporarily allowed for voting purposes in the deemed allowed amount set forth in the Plan;

                  d. If a Claim or Interest is listed in the Debtors' Schedules as contingent, unliquidated or disputed, and a Proof of Claim or Interest was not timely filed, such Claim or Interest will be disallowed for voting purposes;

                  e. If a Claim or Interest has been estimated or otherwise allowed for voting purposes by order of the Court, such Claim or Interest will be temporarily allowed for voting purposes in the amount so estimated or allowed by the Court;

                  f. If any of the Debtors or any of the Official Committees has filed and served an objection to a Claim or Interest, such Claim or Interest will be disallowed for voting purposes unless the Court temporarily allows such Claim or Interest for voting purposes through estimation or other order of the Court;

                  g. If a Claim or Interest is listed in an amount on a Ballot that is less than the amount otherwise calculated in accordance with these provisions, the Claim or Interest will be temporarily allowed for voting purposes in the lesser amount listed on the Ballot;

                  h. To the extent a Claim or Interest has been superseded by other Claims or Interests in accordance with these procedures, or is duplicative, the superseded or duplicate Claims or Interests will be disallowed for voting purposes; and

                  i. With respect to Claims and Interests asserted by holders of Old Senior Notes, Series B Preferred Stock, Series F Preferred and CMI Common Stock, the amounts of such Claims and Interests for voting purposes will be calculated in accordance with the Special Procedures discussed below; and it is further,

                  ORDERED, that if any Holder of a Claim or Interest seeks to challenge the allowance of its Claim or Interest for voting purposes in accordance with the Tabulation Rules, such holder shall file a motion, under Rule 3018(a), for an order temporarily allowing such Claim or Interest in a different amount or classification for voting purposes (the "Rule 3018(a) Motion"), and serve such motion on the Debtors, the Equity Committee and the Official Unsecured Creditors' Committees in the CMI and

Management cases no less than ten days after the later of (i) the date of service of a notice of an objection to the underlying Claim or Interest, if any; or (ii) the Mailing Deadline (the "Rule 3018(a) Motion Deadline"). Any Ballot submitted by a creditor or equity security holder that timely files a Rule 3018(a) Motion shall be counted in accordance with the Tabulation Rules and the other applicable provisions of this Order, unless and until the underlying Claim or Interest is temporarily allowed by the Court for voting purposes in a different amount or classification, after notice and a hearing. Rule 3018(a) Motions that are not filed by the Rule 3018(a) Motion Deadline will not be considered; and it is further,

                  ORDERED, that in tabulating the Ballots, the following additional procedures shall be utilized:

                  a. For the purpose of voting on the Plan, BSI will be deemed to be in constructive receipt of any Ballot timely delivered to the address that BSI (or its authorized agent) has designated on the instructions included with each Ballot;

                  b. Any Ballot that is properly completed, executed and returned to BSI but does not indicate an acceptance or rejection of the Plan will be counted as an acceptance of the Plan;

                  c. If a Ballot casts a vote to partially accept or partially reject the Plan, such Ballot will not be counted;

                  d. Any Ballot received by BSI after the Voting Deadline will not be counted;

                  e. The authority of the signatory of each Ballot to complete and execute the ballot shall be presumed, but each such signatory shall certify that he or she has such authority;

                  f.       Any Ballot that is not signed will not be counted;

                  g. If more than one Ballot voting the same Claim or Interest is received by BSI before the

Voting Deadline, the last Ballot received by BSI before the Voting Deadline will be deemed to reflect the voter's intent and any prior Ballots will not be counted; and

                  h. Except for the Master Ballots, Ballots sent by facsimile will not be counted; and it is further,

                  ORDERED, that with respect to those holders of Old Senior Notes, Series B Preferred Stock, Series F Preferred Stock and CMI Common Stock who hold such Notes or Stock in street name through one or more brokers, banks, dealers or other nominees (the "Master Ballot Agents"), the following additional Tabulation Rules and procedures for distributing Solicitation Packages shall apply:

                  a. The appropriate transfer agent or Trustee, as applicable, will be required to provide to BSI within seven business days after the Voting Record Date (i) a list in appropriate electronic or other format as agreed to by BSI containing the names, addresses and holdings of the respective Record Holders as of the Voting Record Date (the "Record Holder Register"); (ii) a list in appropriate electronic or other format as agreed to by BSI containing the names and addresses of the Master Ballot Agents and, for each Master Ballot Agent, the aggregate holdings of the Beneficial Owners as of the Voting Record Date for whom such Master Ballot Agent provides services (the "Beneficial Owner Register") (collectively, the "Registers"); and (iii) accompanying mailing labels;

                  b. Upon receipt of the lists described above, BSI will contact each Master Ballot Agent to determine the number of Solicitation Packages needed for distribution to the applicable Beneficial Owners for whom the Master Ballot Agent performs services, and will deliver to each Master Ballot Agent the requisite number of Solicitation Packages with ballots for such Beneficial Owners (the "Beneficial Owner Ballots");

                  c. BSI will mail Solicitation Packages via first class mail to each Record Holder as of the Voting Record Date;

                  d. Along with the Solicitation Packages, BSI will mail via first class mail to each Master Ballot Agent both (i) a Master Ballot to be completed by the Master Ballot Agent and (ii) Beneficial Owner Ballots to be completed by the Beneficial Owners for whom the Master Ballot Agent provides services. The Master Ballot Agent will be responsible for distributing the Beneficial Owner Ballots and Solicitation Packages to the applicable Beneficial Owners, who will complete and return the Beneficial Owner Ballots to the Master Ballot Agent. The Master Ballot Agent will then (i) tally the votes on the

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

Master Ballot of the applicable Beneficial Owners who return Beneficial Owner Ballots, and (ii) return the completed Master Ballot to BSI;

                  e. The Master Ballot Agent will distribute the Solicitation Packages to the Beneficial Owners by the Mailing Deadline so that the Beneficial Owners may complete and return the Ballots to the Master Ballot Agent in the manner set by the Master Ballot Agent and by the Beneficial Owner Ballot Deadline. The Master Ballot Agent will then summarize the votes of its respective Beneficial Owners on a Master Ballot in accordance with these procedures, and return it to BSI prior to the Voting Deadline;

                  f. Each Master Ballot Agent will be required to retain the Beneficial Owner Ballots cast by its Beneficial Owners for inspection for a period of one year following the Voting Deadline;

                  g. BSI will compare the votes cast by Record Holders and Beneficial Owners to the respective Registers. Votes submitted on a Record Holder Ballot will not be counted in excess of the record position for that particular Record Holder as identified in the Record Holder Register. Votes submitted on a Master Ballot will not be counted in excess of the aggregate position for particular Beneficial Owners as identified in the Beneficial Owner Register. The submission of a Record Holder Ballot or a Master Ballot reflecting an aggregate amount of voting claims that exceeds the record position identified on the Registers is referred to herein as an "overvote;"

                  h. To the extent that a Record Holder Ballot contains an overvote or otherwise conflicts with the Record Holder Register, BSI will tabulate the votes based upon information in the Register. With respect to a Master Ballot, BSI will attempt to resolve the overvote or conflicting vote prior to the Voting Deadline;

                  i. If the overvote or conflicting vote on a Master Ballot cannot be reconciled prior to the Voting Deadline, BSI will calculate the respective percentage of the total statement amount of the Master Ballot voted by each Beneficial Owner, will multiply such percentage for each Beneficial Owner by the amount of aggregate holdings for the applicable Master Ballot Agent identified on the Beneficial Owner Register and will tabulate votes to accept or reject the Plan based on the result of this calculation. The Debtors reserve the right to challenge the appropriateness of this calculation in any given case by seeking a determination of the Court at or before the Confirmation Hearing; and

                  j. Any Master Ballot Agent may complete and deliver to BSI multiple Master Ballots summarizing the votes of Beneficial Owners. Votes reflected on multiple Master Ballots will be counted, except to the extent that they are duplicative of other Master Ballots. If two or more Master Ballots are inconsistent, the latest dated Master Ballot received prior to the Voting Deadline will, to the extent of such inconsistency, supersede and revoke any prior Master Ballot; and it is further,

                  ORDERED, that with respect to the Convenience Class Ballot, as defined in the Voting Procedures, if the Holder of an Allowed Claim in Class A10 elects the convenience class option, or elects to reduce all of its Class A10 Claims to $150,000 and elect the convenience class option, the election so made on each Ballot shall be deemed irrevocable and legally binding on the electing creditor upon execution of the Ballot and confirmation of the Debtors' Third Amended Plan; and it is further,

                  ORDERED, that the Confirmation Hearing will be held on November 15, 2000, at 10:00 a.m., in Courtroom 3C, United States Bankruptcy Court, 6500 Cherrywood Lane, Greenbelt, Maryland, 20770. The Confirmation Hearing may be continued from time to time by the Court without further notice other than the announcement of the adjourned date(s) at the Confirmation Hearing or any continued hearing; and it is further,

                  ORDERED, that objections to confirmation of the Plan, if any, must: (a) be in writing; (b) state the name and address of the party so objecting and the nature of the Claim or Interest of such party; (c) state with particularity the basis and nature of any objection to confirmation of the Plan and all facts and authorities upon which such objecting party relies; and (d) be filed with the Court and served on the following parties so that they are received no later than at least twelve days prior to the date set forth for the commencement of the Confirmation Hearing:

Richard L. Wasserman, Esquire                Stanley J. Samorajczyk, Esquire
Venable, Baetjer and Howard, L.L.P.          Akin, Gump, Strauss, Hauer
1800 Mercantile Bank and Trust Building           and Feld, L.L.P.
Two Hopkins Plaza                            1333 New Hampshire Ave., N.W.
Baltimore, Maryland 21201                    Washington, D.C. 20036

Morton A. Faller, Esquire                    Michael St. Patrick Baxter, Esquire
Shulman, Rogers, Gandal, Pordy               Covington & Burling
     and Ecker, P.A.                         1201 Pennsylvania Ave., N.W.
11921 Rockville Pike                         Washington, D.C. 20004-2401
Third Floor
Rockville, MD 20852-2753

Daniel M. Lewis, Esquire                     Paul M. Nussbaum, Esquire
Arnold & Porter                              Whiteford, Taylor & Preston, L.L.P.
555 Twelfth Street, N.W.                     Seven Saint Paul Street
Washington, D.C. 20004-1206                  Suite 1400
                                             Baltimore, Maryland 21202-1626
Clifford J. White, III, Esquire
Office of U.S. Trustee
6305 Ivy Lane
Greenbelt, Maryland 20770

and it is further,

                  ORDERED, that the Debtors are DIRECTED to serve copies of this Order as part of their Solicitation Package and, to further provide notice, to publish notice of the Confirmation Hearing and the time for filing and serving objections to confirmation two times beginning no later than ten business days after entry of the Order Approving the Disclosure Statement, in THE WASHINGTON POST, THE BALTIMORE SUN and THE WALL STREET JOURNAL (national edition), and in addition by posting it on the Debtors' website; and it is further,

                  ORDERED, that the Debtors are excused from mailing Solicitation Packages to those entities for which the Debtors have only undeliverable addresses unless the Debtors are provided with accurate addresses. Failure to mail Solicitation Packages to such entities shall not constitute inadequate notice of the deadline to object to confirmation of the Plan, the Confirmation Hearing, the Voting Deadline or any other matter; and it is further,

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                  ORDERED, that the Debtors are authorized to take or refrain from taking any action necessary or appropriate to implement the terms of, and the relief granted in, this Order without seeking further Order of the Court.

                                                 /s/ Duncan W. Keir
                                                 -------------------------------
                                                 DUNCAN W. KEIR
                                                 United States Bankruptcy Judge


cc:      Richard L. Wasserman, Esquire
         Venable, Baetjer and Howard, LLP
         1800 Mercantile Bank & Trust Building
         Two Hopkins Plaza
         Baltimore, Maryland 21201

         Stanley J. Samorajczyk, Esquire
         Akin, Gump, Strauss, Hauer & Feld, L.L.P.
         1333 New Hampshire Avenue, N.W., Suite 400
         Washington, D.C. 20036

         Clifford J. White III, Esquire
         Office of U.S. Trustee
         6305 Ivy Lane
         Greenbelt, MD 20770

         Daniel M. Lewis, Esquire
         Michael L. Bernstein, Esquire
         Michelle C. France, Esquire
         Arnold & Porter
         555 Twelfth Street, N.W.
         Washington, D.C. 20004-1206

         Michael St. Patrick Baxter, Esquire
         Covington & Burling
         1201 Pennsylvania Avenue, N.W.
         Washington, D.C. 20044-7566

         Paul Nussbaum, Esquire
         Martin T. Fletcher, Esquire
         Whiteford, Taylor & Preston, LLP
         Seven Saint Paul Street, Suite 1400
         Baltimore, MD 21202-1626

         Morton A. Faller, Esquire
         Shulman, Rogers, Gandal, Pordy & Ecker, P.A.
         11921 Rockville Pike, 3rd Floor
         Rockville, Maryland 20852-2743
























                                       13
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                                                                       EXHIBIT 1

               PROPOSED PROCEDURES FOR SOLICITATION AND TABULATION
                      OF VOTES TO ACCEPT OR REJECT THE PLAN

                                 FORM OF BALLOTS

         1. Bankruptcy Rule 3017(d) requires that a form of ballot that substantially conforms to Official Form No. 14 (the "Official Form") be provided to creditors and equity security holders entitled to vote on the Plan. Fed.R.Bankr.P. 3017(d). CRIIMI MAE Inc., CRIIMI MAE Management, Inc., CRIIMI MAE Holdings II, L.P. (collectively, the "Debtors") and the Official Committee of Equity Security Holders (the "Equity Committee") propose to distribute to creditors and equity security holders entitled to vote on the Debtors' Third Amended Joint Plan of Reorganization (the "Plan") one or more ballots substantially in the forms of the amended ballots filed with the Bankruptcy Court on July 13, 2000 (collectively, the "Ballots").

         2. The following Classes are impaired under the Plan, and are, therefore, entitled to vote to accept or reject the Plan: A1, A2, A3, A4, A5, A6, A7, A9, A10, A11, A13, A14, A16, A18, A20, A21, B1, B2, B5, B6, C1, C2,
C5 and C6. By these Proposed Procedures for Solicitation and Tabulation of Votes to Accept or Reject the Plan (the "Proposed Procedures"), the Debtors and the Equity Committee will be soliciting votes from these Classes to accept or reject the Plan.

         3. The Debtors and the Equity Committee submit that the Ballots substantially conform to the Official Form. The forms are described and their functions are more fully explained as follows:

                  a. Form 1. Ballot to be used by Holders of Allowed Claims in Classes A1 through A7, A11, A13, B1, B2, B4, B5, B6, C1, C2, C5 and C6 (the "Claims Ballot"). The Claims Ballot will be submitted directly to Bankruptcy Services LLC ("BSI" or the "Balloting Agent").

                                   EXHIBIT 1

                  b. Form 2. Ballot to be used by Holders of Allowed Claims in Class A10 (the "Convenience Class Ballot"). The Convenience Class Ballot will be submitted directly to BSI.

                  c. Form 3. Ballot to be used by Holders of Allowed Claims or Interests held in street name through a broker, bank, dealer or other nominee (the "Beneficial Owners") in Classes A9, A14, A20 and A21 (the "Beneficial Owner Ballot"). The Beneficial Owner Ballot will be submitted directly to a Master Ballot Agent, as such term is defined in paragraph 17 herein.

                  d. Form 4. Ballot to be used by Holders of Allowed Claims or Interests registered in their own name (the "Record Holders") in Classes A9, A14, A16, A18, A20 and A21 (the "Record Holder Ballot"). The Record Holder Ballot will be submitted directly to BSI.

                  e. Form 5. Ballot on which the Master Ballot Agent will transcribe votes recorded on Beneficial Owner Ballots as submitted to the Master Ballot Agent by Beneficial Owners (the "Master Ballot"). The Master Ballot will be submitted by the Master Ballot Agent directly to BSI.

         4. The Debtors and the Equity Committee respectfully request that the Ballots be approved in substantially the forms submitted, and that they be authorized to distribute Ballots that substantially conform to such Ballots to creditors and equity security holders in connection with soliciting votes to accept or reject the Plan.

                  VOTING DEADLINE FOR RECEIPT OF BALLOTS BY BSI

         5. Bankruptcy Rule 3017(c) provides that, on or before approval of a disclosure statement, the Court may fix a time within which the holders of claims or equity interests may accept or reject a plan. The Debtors and the Equity Committee anticipate that the Ballots and the Solicitation Package, as defined below, will be mailed no later than twenty business days after the entry of an Order approving the Disclosure Statement (the "Order Approving Disclosure Statement"). The Debtors and the Equity Committee propose that, with the exception of the Master Ballots which are discussed below under Special Procedures for Holders of Old Senior Notes, Series B Preferred

Stock, Series F Preferred Stock and CMI Common Stock, all Ballots must be properly executed, completed and delivered to BSI either (i) by mail in the return envelope provided with each Ballot; (ii) by overnight courier; or
(iii) by personal delivery, so that each Ballot is received by BSI no later than 5:00 p.m., Eastern Daylight Savings Time, on ____________ , 2000 (the "Voting Deadline"). The Beneficial Owner Ballot Deadline is provided for in a separate paragraph in the Order Approving Disclosure Statement.

         6. The Debtors and the Equity Committee believe that the Voting Deadline provides sufficient time for creditors and equity interest holders to make informed decisions to accept or reject the Plan and to submit timely Claims Ballots, Convenience Class Ballots and Record Holder Ballots to BSI. In addition, the Debtors and the Equity Committee believe that the Voting Deadline provides sufficient time for the Master Ballot Agents to distribute the Beneficial Owner Ballots, complete the Master Ballots and submit them in a timely manner to BSI.

                               VOTING RECORD DATE

         7. Bankruptcy Rule 3017(d) provides that the date an order approving a disclosure statement is entered, or such other date as established by the Court, is the record date for determining holders of stock, bonds, notes and other securities entitled to receive ballots and other solicitation materials. Fed.R.Bankr.P. 3017(d). The Debtors and the Equity Committee respectfully request that the Court set a date that is not less than eight days after the date of entry of the Order Approving the Disclosure Statement as the Voting Record Date (as defined in the Plan) for purposes of determining which holders of stock, notes and other securities are entitled to receive the Solicitation Package and to vote on the Plan.

                            THE SOLICITATION PACKAGE

         8. The Debtors and the Equity Committee propose to distribute the following materials in connection with soliciting votes to accept or reject the Plan (the "Solicitation Package"):

                  a. The Plan (as an exhibit to the Disclosure Statement);

                  b. The Disclosure Statement;

                  c. The Order Approving the Disclosure Statement;

                  d. The Tabulation Rules, as defined below;

                  e. Notice of the approval of the Disclosure Statement and the dates fixed for voting to accept or reject the Plan, for filing objections to confirmation of the Plan, and the date set for the hearing on confirmation of the Plan (the "Confirmation Hearing"), if any such information is not otherwise set forth in the Order Approving the Disclosure Statement;

                  f. A Ballot and instructions thereon;

                  g. Pre-addressed return envelope;

                  h. Letters from the Official Committees with respect to the Plan; and

                  i. Any other materials as ordered by the Court.

                                TABULATION RULES

         9. Section 1126(c) of the Bankruptcy Code provides that a class of claims has accepted a plan if such plan has been accepted by creditors that hold at least two-thirds in amount and more than one-half in number of the allowed claims of such class held by creditors. 11 U.S.C. Section1126(c).
Section 1126(d) provides that a class of interests has accepted a plan if such plan has been accepted by holders of such interests that hold at least two-thirds in amount of the allowed interests of such class held by holders of such interests. 11 U.S.C. Section1126(d). Only those holders of claims and interests who actually

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

vote count in these tabulations. Further, Bankruptcy Rule 3018(a) allows the Court, after notice and a hearing, to temporarily allow claims or interests in an amount which it deems proper for the purpose of accepting or rejecting a plan. Fed.R.Bankr.P. 3018(a).

         10. For the purpose of voting to accept or reject the Plan, the Debtors and the Equity Committee propose that each Claim or Interest within a Class of Claims or Interests entitled to vote to accept or reject the Plan be temporarily allowed in accordance with the following provisions:

                  a. A Claim will be deemed temporarily allowed for voting purposes in the lesser amount of (i) such Claim as set forth in the Debtors' Schedules or (ii) such Claim as set forth in a timely filed Proof of Claim, provided no objection has been filed by the Debtors or any of the Official Committees to such Proof of Claim;

                  b. An Interest will be deemed temporarily allowed for voting purposes in the amount set forth on the respective ballot for such Interest provided that none of the Debtors object to such ballot amount prior to the Confirmation Hearing date (if an objection is filed, such objection will be submitted to the Bankruptcy Court for resolution if it cannot be resolved by the parties);

                  c. If a Claim or Interest is deemed allowed in accordance with the Plan, such Claim or Interest will be temporarily allowed for voting purposes in the deemed allowed amount set forth in the Plan;

                  d. If a Claim or Interest is listed in the Debtors' Schedules as contingent, unliquidated or disputed, and a Proof of Claim or Interest was not timely filed, such Claim or Interest will be disallowed for voting purposes;

                  e. If a Claim or Interest has been estimated or otherwise allowed for voting purposes by order of the Court, such Claim or Interest will be temporarily allowed for voting purposes in the amount so estimated or allowed by the Court;

                  f. If any of the Debtors or any of the Official Committees has filed and served an objection to a Claim or Interest, such Claim or Interest will be disallowed for voting purposes unless the Court temporarily allows such Claim or Interest for voting purposes through estimation or other order of the Court;

                  g. If a Claim or Interest is listed in an amount on a Ballot that is less than the amount otherwise calculated in accordance with these provisions, the Claim or Interest will be temporarily allowed for voting purposes in the lesser amount listed on the Ballot;

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

                  h. To the extent a Claim or Interest has been superseded by other Claims or Interests in accordance with these procedures, or is duplicative, the superseded or duplicate Claims or Interests will be disallowed for voting purposes; and

                  i. With respect to Claims and Interests asserted by holders of Old Senior Notes, Series B Preferred Stock, Series F Preferred and CMI Common Stock, the amounts of such Claims and Interests for voting purposes will be calculated in accordance with the Special Procedures discussed below.

         11. The provisions for the temporary allowance of Claims or Interests set forth above are ONLY for the purpose of voting to accept or reject the Plan and are not for any other purpose, including the allowance of, or distribution on account of, such Claims or Interests, and such provisions are without prejudice to the rights of the Debtors and/or the Official Committees in any other context.

         12. If any Holder of a Claim or Interest seeks to challenge the allowance of its Claim or Interest for voting purposes in accordance with the foregoing provisions, the Debtors and the Equity Committee propose that such holder be required to file a motion, under Rule 3018(a), for an order temporarily allowing such Claim or Interest in a different amount or classification for voting purposes (the "Rule 3018(a) Motion"), and serve it on the Debtors, the Equity Committee and the Official Unsecured Creditors' Committees in the CMI and Management cases no less than ten days after the later of (i) the date of service of a notice of an objection to the underlying Claim or Interest, if any; or (ii) the Mailing Deadline as defined in the Order Approving Disclosure Statement (the "Rule 3018(a) Motion Deadline").

         13. The Debtors and the Equity Committee further propose that any Ballot submitted by a creditor or equity security holder that timely files a Rule 3018(a) Motion will be provisionally counted in accordance with the Proposed Procedures, unless and

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

until the underlying Claim or Interest is temporarily allowed by the Court for voting purposes in a different amount or classification. If the Debtors, the Equity Committee and such party are unable to resolve the issue(s) raised by the Rule 3018(a) Motion prior to the Voting Deadline, then the Debtors and the Equity Committee request that the Court determine at or before the Confirmation Hearing whether the Ballot cast by a holder who has filed a Rule 3018(a) Motion should be counted. Rule 3018(a) Motions that are not filed by the Rule 3018(a) Motion Deadline will not be considered, and any Ballot cast in connection with the underlying Claim or Interest will be counted in accordance with the Proposed Procedures.

         14. Requiring Rule 3018(a) Motions to be filed by the Rule 3018(a) Motion Deadline will provide sufficient time for the filing of such motions and for the Debtors and the Equity Committee to consider and determine whether or not to seek to resolve or formally contest, as appropriate, such motions. Further, the Proposed Procedures for filing Rule 3018(a) Motions will help to ensure an efficient and accurate tabulation of Ballots before the Confirmation Hearing.

         15. The Debtors and the Equity Committee propose the following additional procedures in connection with tabulating the Ballots:(1)

                  a. For the purpose of voting on the Plan, BSI will be deemed to be in constructive receipt of any Ballot timely delivered to the address that BSI (or its authorized agent) has designated on the instructions included with each Ballot; (1)

                  b. Any Ballot that is properly completed, executed and returned to BSI but does not indicate an acceptance or rejection of the Plan will be counted as an acceptance of the Plan;

--------------------
(1) Such procedures will apply to all Classes voting to accept or reject the Plan, unless provided otherwise below for Old Senior Notes, Series B Preferred, Series F Dividend Preferred or CMI Common Stock.

                  c. If a Ballot casts a vote to partially accept or partially reject the Plan, such Ballot will not be counted;

                  d. Any Ballot received by BSI after the Voting Deadline will not be counted;

                  e. The authority of the signatory of each Ballot to complete and execute the ballot shall be presumed, but each such signatory shall certify that he or she has such authority;

                  f. Any Ballot that is not signed will not be counted;

                  g. If more than one Ballot voting the same Claim or Interest is received by BSI before the Voting Deadline, the last Ballot received by BSI before the Voting Deadline will be deemed to reflect the voter's intent and any prior Ballots will not be counted; and

                  h. Except for the Master Ballots, Ballots sent by facsimile will not be counted.

         16. In addition to the foregoing provisions, the Debtors and the Equity Committee request that, with respect to the Convenience Class Ballot, if the Holder of an Allowed Claim in Class A10 elects the convenience class option, or elects to reduce all of its Class A10 Claims to $150,000 and elect the convenience class option, the election so made on each Ballot be deemed irrevocable and legally binding on the electing creditor upon execution of the Ballot and confirmation of the Plan.

  SPECIAL PROCEDURES AND TABULATION RULES FOR BENEFICIAL OWNERS OF OLD SENIOR
     NOTES, SERIES B PREFERRED STOCK, SERIES F DIVIDEND PREFERRED STOCK AND
      CMI COMMON STOCK AND MASTER BALLOT AGENTS PROVIDING SERVICES THERETO

         17. The Debtors and the Equity Committee submit that they do not have the necessary information regarding the identities of each Holder of Old Senior Notes, Series B Preferred Stock, Series F Preferred Stock and CMI Common Stock in order to directly solicit their votes. Further, the Debtors and the Equity Committee recognize that certain Beneficial Owners hold some of the Old Senior Notes, Series B and Series F Preferred

Stock and Common Stock in street name through one or more brokers, banks, dealers or other nominees (the "Master Ballot Agents"). For these reasons, the following additional Proposed Procedures are submitted for the distribution of the Solicitation Package to these Classes:

                  a. Pursuant to Bankruptcy Rules 1007(i) and 3017(e), to facilitate the mailing of Solicitation Packages to Record Holders and Beneficial Owners, the appropriate transfer agent or Trustee, as applicable, will be required to provide to BSI within seven business days after the Voting Record Date (i) a list in appropriate electronic or other format as agreed to by BSI containing the names, addresses and holdings of the respective Record Holders as of the Voting Record Date (the "Record Holder Register"); (ii) a list in appropriate electronic or other format as agreed to by BSI containing the names and addresses of the Master Ballot Agents and, for each Master Ballot Agent, the aggregate holdings of the Beneficial Owners as of the Voting Record Date for whom such Master Ballot Agent provides services (the "Beneficial Owner Register") (collectively, the "Registers"); and (iii) accompanying mailing labels;

                  b. Upon receipt of the lists described above, BSI will contact each Master Ballot Agent to determine the number of Solicitation Packages needed for distribution to the applicable Beneficial Owners for whom the Master Ballot Agent performs services, and will deliver to each Master Ballot Agent the requisite number of Solicitation Packages with Beneficial Owner Ballots;

                  c. BSI will mail Solicitation Packages via first class mail to each Record Holder as of the Voting Record Date;

                  d. Along with the Solicitation Packages, BSI will mail via first class mail to each Master Ballot Agent both (i) a Master Ballot to be completed by the Master Ballot Agent and (ii) Beneficial Owner Ballots to be completed by the Beneficial Owners for whom the Master Ballot Agent provides services. The Master Ballot Agent will be responsible for distributing the Beneficial Owner Ballots and Solicitation Packages to the applicable Beneficial Owners, who will complete and return the Beneficial Owner Ballots to the Master Ballot Agent. The Master Ballot Agent will then (i) tally the votes on the Master Ballot of the applicable Beneficial Owners who return Beneficial Owner Ballots, and (ii) return the completed Master Ballot to BSI; and

                  e. The Master Ballot Agent will distribute the Solicitation Packages to the Beneficial Owners by the Mailing Deadline as defined in the Order Approving Disclosure Statement so that the Beneficial Owners may complete and return the Ballots to the Master Ballot Agent in the manner set by the Master Ballot Agent and by the Beneficial Owner Ballot Deadline. The Master Ballot Agent will then summarize the votes of its respective Beneficial Owners on a Master Ballot in accordance with these procedures, and return it to BSI prior to the Voting Deadline.

         18. The following additional Proposed Procedures are submitted for tabulating Ballots cast by Holders of Old Senior Notes, Series B Preferred Stock, Series F Preferred Stock and CMI Common Stock:

                  a. Each Master Ballot Agent will be required to retain the Beneficial Owner Ballots cast by its Beneficial Owners for inspection for a period of one year following the Voting Deadline.

                  b. BSI will compare the votes cast by Record Holders and Beneficial Owners to the respective Registers. Votes submitted on a Record Holder Ballot will not be counted in excess of the record position for that particular Record Holder as identified in the Record Holder Register. Votes submitted on a Master Ballot will not be counted in excess of the aggregate position for particular Beneficial Owners as identified in the Beneficial Owner Register. The submission of a Record Holder Ballot or a Master Ballot reflecting an aggregate amount of voting claims that exceeds the record position identified on the Registers is referred to herein as an "overvote."

                  c. To the extent that a Record Holder Ballot contains an overvote or otherwise conflicts with the Record Holder Register, BSI will tabulate the votes based upon information in the Register. With respect to a Master Ballot, BSI will attempt to resolve the overvote or conflicting vote prior to the Voting Deadline.

                  d. If the overvote or conflicting vote on a Master Ballot cannot be reconciled prior to the Voting Deadline, BSI will calculate the respective percentage of the total statement amount of the Master Ballot voted by each Beneficial Owner, will multiply such percentage for each Beneficial Owner by the amount of aggregate holdings for the applicable Master Ballot Agent identified on the Beneficial Owner Register and will tabulate votes to accept or reject the Plan based on the result of this calculation. The Debtors reserve the right to challenge the appropriateness of this calculation in any given case by seeking a determination of the Court at or before the confirmation hearing.

                  e. Any Master Ballot Agent may complete and deliver to BSI multiple Master Ballots summarizing the votes of Beneficial Owners. Votes reflected on multiple Master Ballots will be counted, except to the extent that they are duplicative of other Master Ballots. If two or more Master Ballots are inconsistent, the latest dated Master Ballot received prior to the Voting Deadline will, to the extent of such inconsistency, supersede and revoke any prior Master Ballot.

                      CONFIRMATION HEARING AND OBJECTIONS

         19. Bankruptcy Rule 3017(c) provides that on or before approval of a disclosure statement, the Court shall fix a time within which creditors and equity security holders may accept or reject a Plan and may fix a date for hearing on confirmation. Fed.R.Bankr.P. 3017(c). In accordance therewith, and in accordance with the Proposed Procedures, the Debtors and the Equity Committee request that the Confirmation Hearing be set for a date or dates within 60 days of the entry of an order approving the Disclosure Statement.

         20. The Debtors and the Equity Committee further request that objections, if any, to confirmation of the Plan must: (a) be in writing; (b) state the name and address of the party so objecting and the nature of the Claim or Interest of such party; (c) state with particularity the basis and nature of any objection to confirmation of the Plan; and (d) be filed with the Court and served on the following parties so that they are received no later than at least twelve days prior to the date set forth for the commencement of the Confirmation Hearing:


Richard L. Wasserman, Esquire                Stanley J. Samorajczyk, Esquire
Venable, Baetjer and Howard, L.L.P.          Akin, Gump, Strauss, Hauer
1800 Mercantile Bank and Trust Building           and Feld, L.L.P.
Two Hopkins Plaza                            1333 New Hampshire Ave., N.W.
Baltimore, Maryland 21201                    Washington, D.C. 20036

Co-Counsel for CRIIMI MAE Inc.               Co-Counsel for CRIIMI MAE Inc.
and CRIIMI MAE Holdings II, L.P.             and CRIIMI MAE Holdings II, L.P.,
Debtors-in-Possession                        Debtors-in-Possession

Morton A. Faller, Esquire                    Michael St. Patrick Baxter, Esquire
Shulman, Rogers, Gandal, Pordy               Covington & Burling
     and Ecker, P.A.                         1201 Pennsylvania Ave., N.W.
11921 Rockville Pike                         Washington, D.C. 20004-2401
Third Floor
Rockville, MD 20852-2753                     Counsel for the Official
                                             Committee of Equity Security
Counsel for CRIIMI MAE                       Holders of CRIIMI MAE Inc.
Management, Inc.,
Debtor-in-Possession

Daniel M. Lewis, Esquire                     Paul M. Nussbaum, Esquire
Arnold & Porter                              Whiteford, Taylor & Preston, L.L.P.
555 Twelfth Street, N.W.                     Seven Saint Paul Street
Washington, D.C. 20004-1206                  Suite 1400
                                             Baltimore, Maryland 21202-1626
Counsel for the Official Committee
of Unsecured Creditors of                    Counsel for the Official Committee
CRIIMI MAE Inc.                              of Unsecured Creditors of CRIIMI
                                             MAE Management, Inc.

Clifford J. White, III, Esquire
Office of U.S. Trustee
6305 Ivy Lane
Greenbelt, Maryland 20770

                              NOTICE BY PUBLICATION

         21. The Debtors and the Equity Committee further propose to cause BSI to publish notice, pursuant to Bankruptcy Rule 2002(l), two times no later than ten business days after entry of the Order Approving the Disclosure Statement, in THE WASHINGTON POST, THE BALTIMORE SUN and THE WALL STREET JOURNAL (national edition), of entry of the Order (i) approving the Disclosure Statement, (ii) setting the dates for the Confirmation Hearing and filing objections to confirmation, and (iii) establishing the voting dates and related procedures. CMI also intends to publish such notice by posting it on its website.












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